                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of AFC Enterprises, Inc. (the "Corporation") for the period ended July 14, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Executive Vice President and Chief Financial Officer of the Corporation, certifies that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Gerald J. Wilkins
----------------------------------------------------
Gerald J. Wilkins
Executive Vice President and Chief Financial Officer
August 14, 2002